INVESTOR PRESENTATION NYSE: CIM 4th Quarter 2017

Information is unaudited, estimated and subject to change. DISCLAIMER This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the UnitedStates Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates andprojections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our most recent Annual Report on Form 10-K , and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; changes in interest rates and the market value of our assets; the rates of default or decreased recovery on the mortgages underlying our target assets; the occurrence, extent and timing of credit losses within our portfolio; the credit risk in our underlying assets; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; our ability to borrow to finance our assets and the associated costs; changes in the competitive landscape within our industry; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to acquire residential mortgage loans and successfully securitize the residential mortgage loans we acquire; our ability to oversee our third party sub-servicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors.

Information is unaudited, estimated and subject to change. 2 CHIMERA IS A RESIDENTIAL MORTGAGE REIT Chimera develops and manages a portfolio of leveraged mortgage investments to produce an attractive quarterly dividend for shareholders ▪ Established in 2007 ▪ Internally managed since August 2015 ▪ Total Capital $3.6 Billion ▪ Total Portfolio $20.9 Billion ▪ Common Stock Price $18.48 / Dividend Yield 10.82% ▪ 8.00% Fixed Series A Preferred Stock Price $25.82 ▪ 8.00% Variable Series B Preferred Stock Price $25.80 ▪ Overall leverage ratio 4.6:1 / Recourse leverage ratio 2.0:1 All data as of December 31, 2017

Information is unaudited, estimated and subject to change. 3 TOTAL RETURN Chimera has outperformed it's peers since internalization of management in August 2015 All data as of December 31, 2017 *Assuming reinvestment of dividends Source: Bloomberg CIM US Equity REM US Equity SPY US Equity Cumulative Total Return* 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% -10% -20% -30% 8/5 /20 15 9/1 6/2 015 10/ 27/ 201 5 12/ 8/2 015 1/2 1/2 016 3/3 /20 16 4/1 4/2 016 5/2 5/2 016 7/7 /20 16 8/1 7/2 016 9/2 8/2 016 11/ 8/2 016 12/ 20/ 201 6 2/2 /20 17 3/1 6/2 017 4/2 7/2 017 6/8 /20 17 7/2 0/2 017 8/3 0/2 017 10/ 11/ 201 7 11/ 21/ 201 7 81% 36% 34% 12/31/201 7

Information is unaudited, estimated and subject to change. 4 HISTORICAL TOTAL RETURN Chimera has consistently produced industry and market leading returns All data as of December 31, 2017 *Assuming reinvestment of dividends Source: Bloomberg 1 year 3 year 5 year Cumulative Total Return * 200% 150% 100% 50% 0% CIM US Equity REM US Equity SPY US Equity 20% 19% 22% 73% 31% 38% 182% 49% 107%

Information is unaudited, estimated and subject to change. 5 DIVIDENDS Chimera has paid $3.96 billion in dividends since inception Common Dividends Preferred Dividends Special Dividends Cummulative Dividends Paid 700 600 500 400 300 200 100 0 $ (M illi on s) 5,000 4,000 3,000 2,000 1,000 0 $ (M illi on s) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Period Ending All data as of December 31, 2017

Information is unaudited, estimated and subject to change. 6 DYNAMIC INVESTMENT STRATEGY Chimera's focus of investment activities has been through acquiring residential mortgage loans, non-agency RMBS, agency RMBS and agency CMBS Residential Mortgage Loans Chimera acquires seasoned residential mortgage loans. Chimera utilizes leverage through a combination of securitization, repo and warehouse facilities to manage risk and increase returns on the portfolio. Chimera's loan portfolio has historically generated higher returns with less price volatility and interest rate risk than comparable Agency RMBS. Non-Agency RMBS Chimera invests in both investment grade and non-investment grade RMBS. This portfolio provides high risk adjusted returns for the investment portfolio while providing increased liquidity for the credit portfolio of mortgages. Non-Agency RMBS securities carry higher yields than Agency RMBS. Agency RMBS Agency mortgage-backed securities that are backed by residential loans provide spread income for the portfolio with added benefit of liquidity. Chimera utilizes repo and various hedging techniques to increase returns on the portfolio while managing interest rate risk. Agency securities are amongst the most liquid securities available in the fixed income market. Agency CMBS Agency CMBS provides many of the same benefits as Agency RMBS while adding convexity to the portfolio. Agency CMBS typically carries prepay protection for the investor enabling more efficient hedging techniques than RMBS.

Information is unaudited, estimated and subject to change. 7 PORTFOLIO COMPOSITION Residential Mortgage Credit Portfolio Agency MBS Portfolio Total Portfolio Gross Asset Yield: 7.2% 3.0% 6.3% Financing Cost(2): 3.9% 2.0% 3.6% Net Interest Spread: 3.3% 1.0% 2.7% Net Interest Margin: 3.7% 1.4% 3.2% Portfolio Yields and Spreads(1) 13 12 11 10 9 8 7 6 5 4 3 2 1 0 B ill io ns $3.0 $0.7 $4.0 $3.2 $9.6 Non-Recourse (Securitization) Recourse (Repo) Recourse (Repo) Equity Equity Agency MBS Portfolio Total Assets: 4.4 billion(1) Residential Mortgage Credit Portfolio Total Assets: 16.5 billion(1) 82% of Chimera's equity capital is allocated to mortgage credit All data as of December 31, 2017 (1) Reflects fourth quarter 2017 average assets, yields, and spreads (2) Includes the interest incurred on interest rate swaps All data as of December 31, 2017 (1) Financing excludes unsettled trades

Information is unaudited, estimated and subject to change. 8 2016-2017 Chimera Securitizes $13.2 Billion Seasoned Loans • Performing loans with 10 years of payment history • 14 securitizations with all senior securities placed • $ 3.1 billion bonds retained for investment portfolio 2014 Chimera Acquires $4.8 Billion Seasoned Loan Portfolio • Originated by American General • 7 Securitizations with embedded call options • 7 deals called and re-securitized 2009–2011 Chimera Creates and Retains $3.2 Billion High Yield Subordinate Bonds • $1.7 billion current remaining face value of subordinate bonds • Durable value over wide band of prepayment rates • Difficult to re-create in size and price UNIQUE MORTGAGE CREDIT PORTFOLIO Key transactions distinguish Chimera from other Mortgage REITs All data as of December 31, 2017 Re-Remic Subordinate Bond Portfolio Springleaf Seasoned Loan Portfolio Risk Retention Seasoned Loan Portfolio

Information is unaudited, estimated and subject to change. 9 LOAN PORTFOLIO COMPOSITION Chimera has acquired a unique portfolio of residential mortgage loans comprising 65% of the total portfolio All data as of December 31, 2017 Seasoned Low Loan Balance Mortgage Portfolio Total Current Unpaid Balance $13.5 Billion Total Number of Loans 149,172 Weighted Average Loan Size $90,672 Weighted Average Coupon 6.88% Average Loan Age 144 Months Securitized Loan Portfolio Non-Agency RMBS Consolidated RMBS Securitizations Agency CMBS Agency Pass Through 65% 6% 8% 10% 11% Total Portfolio

Information is unaudited, estimated and subject to change. 10 THE SECURITIZATION PROCESS Chimera created long, term-funding through securitization Creation of senior and subordinate bonds $100mm Non-Agency Mortgage Bond or Loans $100mm Trust (Non-Agency RMBS Collateral) Deposit $70mm Senior A Note Sold to 3rd Party $30mm Subordinate B Note Retained by CIM CIM buys $100mm Non- Agency mortgage bond or loans from dealer CIM deposits the bond or loans into a trust The trust issues bonds backed by the cashflow of the underlying bond • CIM sells the Senior A note ◦ The A note receives P&I from the $100mm bond until the $70mm is paid off • CIM retains the Subordinate B note ◦ The B note receives interest, all losses from the $100mm bond and starts to receive principal only after the Senior A note is paid off in full Principa l & Interes t Losses &Interes t 1 2 3

Information is unaudited, estimated and subject to change. 11 SECURITIZATION ACTIVITY Chimera has securitized over $23.5 billion of collateral and retained over $7 billion of bonds ($ in thousands) At Issuance Vintage Type Total Original Face Total Bonds Sold (Financing) Total Bonds Retained 2008 Loan 619,710 549,142 70,568 2009 RMBS 3,535,035 1,965,001 1,570,034 2010 RMBS 2,297,152 1,030,439 1,266,713 2012 Loan 1,496,916 1,417,875 79,041 2014 RMBS 367,271 — 367,271 2015 Loan 2,048,483 1,437,918 610,565 2016 Loan 5,795,146 4,846,979 948,167 2017 Loan 7,364,441 5,173,847 2,190,594 Total 23,524,154 16,421,201 7,102,953 % of Total 100% 70% 30% Total Bonds Retained Total Bonds Sold Cumulative Total Bonds Retained Securitization at Issuance 8,000 6,000 4,000 2,000 0 $ (m illi on s) 2008 2009 2010 2012 2014 2015 2016 2017 ▪ 87% of our credit portfolio is related to loans or bonds Chimera securitized ▪ 69% of our total portfolio is related to loans or bonds Chimera securitized All data as of December 31, 2017

Information is unaudited, estimated and subject to change. 12 2017 SECURITIZATION ACTIVITY Chimera has securitized $6.9 billion in 2017 growing the investment portfolio to $20.9 billion Loan Securitizations CIM 2017-1 $526,267,000 January 2017 CIM 2017-2 $331,440,000 February 2017 CIM 2017-3 $2,434,640,000 March 2017 CIM 2017-4 $830,510,000 March 2017 ▪ Chimera closed eight securitizations in 2017 of seasoned, performing, low-loan balance residential mortgage loans ▪ Chimera sold $5.1 billion of these securities, retaining an interest of $1.8 billion All data as of December 31, 2017 CIM 2017-5 $377,034,000 May 2017 CIM 2017-6 $782,725,000 August 2017 CIM 2017-7 $512,446,000 October 2017 CIM 2017-8 $1,148,050,000 October 2017 CIMLTI 2017-RP2 $421,329,000 2017

Information is unaudited, estimated and subject to change. 13 2016 SECURITIZATION ACTIVITY Chimera securitized $5.8 billion in 2016 growing the investment portfolio to $16.3 billion Loan Securitizations CIM 2016-1 $1,499,341,000 April 2016 CIM 2016-2 $1,762,177,000 May 2016 CIM 2016-3 $1,746,084,000 May 2016 CIM 2016-4 $601,733,000 October 2016 CIM 2016-5 $66,171,000 October 2016 CIM 2016-FRE 1 $185,881,000 October 2016 ▪ Chimera has one of the largest seasoned, performing, small balance residential loan portfolios in the Mortgage REIT Industry ▪ Chimera securitized $185 million loans with Freddie Mac in a pilot program ▪ Chimera expects high single digit yields on the portfolio without leverage All data as of December 31, 2017

Information is unaudited, estimated and subject to change. 14 ($ in thousands) At Issuance / Acquisition December 31, 2017 Vintage Deal Total OriginalFace Total of Tranches Sold Total of Tranches Retained Total Remaining Face Remaining Face of Tranches Sold Remaining Face of Tranches Retained 2014 CSMC 2014-4R(1) 367,271 — 367,271 210,789 — 210,789 2010 CSMC 2010-1R 1,730,581 691,630 1,038,951 504,330 3,669 500,661 2010 CSMC 2010-11R 566,571 338,809 227,762 207,428 — 207,428 2009 CSMC 2009-12R 1,730,698 915,566 815,132 476,131 87,478 388,653 2009 JPMRR 2009-7 1,522,474 856,935 665,539 435,208 108,077 327,131 2009 JMAC 2009-R2 281,863 192,500 89,363 75,301 19,949 55,352 TOTAL 6,199,458 2,995,440 3,204,018 1,909,187 219,173 1,690,014 % of origination remaining 31% 7% 53% CONSOLIDATED RMBS SECURITIZATIONS ▪ Re-Remic subordinate bonds have had slow prepayments considering the low interest rate environment ▪ Chimera expects the subordinate bond portfolio to have meaningful impact on earnings for the foreseeable future All data as of December 31, 2017 (1) Contains collateral from CSMC 2010-12R Trust. (2) Projected Balances are estimated based on future cash flows and changes in prepayment speeds Significant outstanding balances remain under a number of prepayment projections Total Remaining Face - Projected Balances (2) Change in CPR (%) December 31,2018 December 31, 2019 December 31, 2020 -50% 1,694,685 1,505,348 1,339,923 Unchanged 1,621,727 1,383,139 1,186,684 +50% 1,548,049 1,266,514 1,048,304 Re-Remic subordinate bonds have experienced slow prepayments since securitization

Information is unaudited, estimated and subject to change. 15 AGENCY PORTFOLIO COMPOSITION Chimera has been increasing Agency CMBS , investing primarily in Ginnie Mae project loans Agency CMBS have less prepayment risk vs similar agency RMBS Agency CMBS Agency CMBS as a % of total Agency 2,200 2,000 1,800 1,600 1,400 1,200 1,000 $ (M illi on s) 50 45 40 35 30 25 20 15% 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Period Ending All data as of December 31, 2017

Information is unaudited, estimated and subject to change. 16 CAPITAL MANAGEMENT Chimera continues to add shareholder value while diversifying its capital structure All data as of December 31, 2017 Preferred Stock 5,800,000 Shares 8.00% Fixed Series A Cumulative Redeemable Preferred Stock October 2016 Liquidation Preference $25.00 Per Share ▪ Series A is a fixed coupon and is callable in 5 years on October 30, 2021 ▪ Series B is a fixed coupon for 7 years then floats at LIBOR plus 5.791% ▪ Series B is a callable in 7 years on March 30, 2024 ▪ Series A and B preferred shared trade on the New York Stock Exchange under symbols CIM PRA and CIM PRB 13,000,000 Shares 8.00% Variable Series B Cumulative Redeemable Preferred Stock February 2017 Liquidation Preference $25.00 Per Share ▪ Board of Directors announces intention to pay $2.00 dividends in 2018 ▪ Board of Directors re-authorizes $100 million common stock repurchase in February 2018 ▪ Chimera has raised $470 million in preferred stock, representing 13% of total capital ▪ In 2015 Chimera repurchased 18 million shares of common stock for $250 million

Information is unaudited, estimated and subject to change. 17 SUMMARY Chimera has developed a diversified portfolio of mortgage backed securities to maximize risk adjusted returns. Consistent dividend generation has equated to industry leading total rate of return for our common stock. Chimera has created a high yield mortgage portfolio through securitization. 65 percent of Chimera’s seasoned mortgage portfolio has a weighted average coupon of 6.88% with a weighted average loan size of $90,000. Upward trending macro-economic conditions for U.S. employment and housing are positive for the credit of Chimera’s mortgage portfolio. Positive Macro-Economic Environment Unique Mortgage Portfolio Dynamic Investment Strategy Chimera has assembled a portfolio of unique mortgage assets with a goal to provide high and durable income to shareholders

Information is unaudited, estimated and subject to change. Appendix

Information is unaudited, estimated and subject to change. 19 Agency Securities – As of December 31, 2017 Repo Days to Maturity – As of December 31, 2017 Security Type Coupon (1) Current Face Weighted Average Market Price Weighted Average CPR Agency Pass- through 3.50% $850,775 102.9 9.9 4.00% 1,207,687 104.9 13.4 4.50% 168,666 106.8 14.0 Commercial 3.6% 1,894,594 102.3 — Agency IO 0.7% N/M(2) 3.5 3.1 Total $4,121,722     Maturity PrincipalBalance Weighted Average Rate Weighted Average Days Within 30 days $2,124,925 1.44% 30 to 59 days 647,889.511 1.48% 60 to 89 days 429,241 1.63% 90 to 360 days — —% Total $3,202,055.511 1.47% 28 Days The majority of Chimera's Agency Portfolio consists of highly liquid pass-through securities AGENCY MBS PORTFOLIO AND FUNDING All data as of December 31, 2017 (1) Coupon is a weighted average for Commercial and Agency IO (2) Notional Agency IO was $3.0 billion as of December 31, 2017

Information is unaudited, estimated and subject to change. 20 Description ($ in thousands) - 100 Basis Points - 50 Basis Points Unchanged +50 Basis Points +100 Basis Points Agency Securities Market Value $ 4,610,532 $ 4,491,913 $ 4,364,828 $ 4,229,318 $ 4,089,486 Percentage Change 5.6% 2.9% - (3.1)% (6.3)% Swap Market Value (160,638) (77,945) - 75,607 150,428 Percentage Change (3.7)% (1.8)% - 1.7% 3.4 % Futures Market Value (34,928) (17,228) - 16,767 33,098 Percentage Change (0.8)% (0.4)% - 0.4% 0.8 % Net Gain/(Loss) $ 50,138 $ 31,912 - $ (43,136) $ (91,816) Percentage Change in Portfolio Value(1) 1.1% 0.7% - (1.0)% (2.1)% Near Term 0-3 Short Term 3-5 Medium Term 5-10 Long Term 10-30 Hedge Book Maturities 37% 31% 32% 1% INTEREST RATE SENSITIVITY Chimera continues to reduce its rate exposure by reducing its Agency portfolio and hedges Total Notional Balance - Derivative Instruments December 31, 2017 September 30, 2017 Interest Rate Swaps 3,816,400 3,373,400 Swaptions 391,000 482,000 Futures 619,700 619,700 (1) Based on instantaneous moves in interest rates.

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